UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 17, 2013

(Date of earliest event reported)

RTI INTERNATIONAL METALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-14437	52-2115953
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor

1550 Coraopolis Heights Road Pittsburgh, Pennsylvania 15108-2973

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 893-0026

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

In connection with the discussion set forth below under Item 4.02, RTI International Metals, Inc. (the “Company”) is furnishing the following preliminary unaudited Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2013:

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Three and Six Months Ended June 30, 2013

(Unaudited)

(in 000’s, except per share data)	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013
Net sales	$200,950	$392,850
Operating income	$20,545	$34,550
Income before taxes	$602	$10,401
Net income attributable to continuing operations	$1,480	$8,297
Net loss attributable to discontinued operations, net of tax	$(307)	$(156)
Net income	$1,173	$8,141
Earnings per share attributable to continuing operations:
Basic	$0.05	$0.27
Diluted	$0.05	$0.27
Earnings per share attributable to discontinued operations:
Basic	$(0.01)	$(0.01)
Diluted	$(0.01)	$(0.01)

ITEM 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 30, 2013, the Company issued a press release related to its preliminary results for the three months ended June 30, 2013. In the press release, the Company indicated that it had commenced a review of its revenue recognition methodology with respect to customer contracts. During this review, the Company determined that a different revenue recognition model would be required for approximately 25 of its contracts, primarily related to projects by the Company’s Engineered Products and Services Segment for use in offshore oil and gas drilling.

As previously disclosed in the Company’s Form 12b-25 filed on August 12, 2013, the Company historically recorded revenues and associated costs upon the delivery of products or the performance of services. The review discussed above revealed that revenue for the identified contracts should have been recognized using a percentage of completion model in accordance with Accounting Standards Codification (“ASC”) 605-35, Construction-Type and Production-Type Contracts. ASC 605-35 requires that management continually update estimates of projected revenues and costs for each contract to determine the appropriate amount of revenue and costs to recognize in each period. For certain contracts, since the Company had not been historically recording revenue and expenses in accordance with ASC

605-35, such estimates were not available for historical periods and it was not practicable to create such estimates. As a result, revenues and costs under these contracts have been recorded in equal amounts using the zero profit method under ASC 605-35 until the period when the Company believed it would have been able to estimate its remaining revenues and costs, at which point the cumulative contract gross profit earned to date was recorded. This generally occurred when the primary deliverable under the contract was delivered. The Company will continue to use this methodology under ASC 605-35 until such time as a reliable formal process for estimating total contract revenues and costs is implemented, at which time the Company will recognize contract revenues in proportion to costs for its ongoing contracts.

The Company’s review and evaluation of its revenue recognition methodology resulted in the Company’s management recommending to the Audit Committee of the Board of Directors (the “Audit Committee”) that the Company’s previously reported financial results be restated to correct its revenue recognition for these contracts. The Audit Committee, after consultation with Company management and with the concurrence of PricewaterhouseCoopers (“PwC”), the Company’s independent registered public accounting firm, approved this recommendation on September 17, 2013, and concluded that the Company’s previously filed financial statements for the year ended December 31, 2012 and the interim periods therein (March 31, 2012, June 30, 2012, and September 30, 2012), and the financial statements for the quarter ended March 31, 2013 should no longer be relied upon. The Company intends to file amendments to its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2013 as soon as practicable to address the matters discussed herein.

The correction of these errors has no impact on total contract revenues or total contract profitability over the term of the contract, and has no impact on total contract cash flows; however, it will change the timing of revenue and profitability recognition during the course of the contract period.

The following tables present the Company’s restated preliminary unaudited financial information for the quarter ended March 31, 2013, the year ended December 31, 2012, and the interim periods of 2012. Additionally, the following tables for periods prior to 2013 have been adjusted to present the results of the Company’s former RTI Pierce Spafford facility, which was divested in April 2013, as a discontinued operation.

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Three Months Ended March 31, 2013

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected
Net sales	$187,470	$4,430	$191,900
Operating income	$12,180	$1,825	$14,005
Income before taxes	$7,974	$1,825	$9,799
Net income attributable to continuing operations	$5,504	$1,313	$6,817
Net income	$5,655	$1,313	$6,968
Earnings per share attributable to continuing operations:
Basic	$0.18	$0.04	$0.22
Diluted	$0.18	$0.04	$0.22

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Year Ended December 31, 2012

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected	Discontinued Operations Adjustment	As Recast
Net sales	$738,608	$567	$739,175	$(29,621)	$709,554
Operating income	$55,030	$(3,764)	$51,266	$(2,622)	$48,644
Income before taxes	$36,768	$(3,764)	$33,004	$(2,639)	$30,365
Net income attributable to continuing operations	$23,515	$(2,398)	$21,117	$(1,700)	$19,417
Net income attributable to discontinued operations, net of tax	$—	$—	$—	$1,700	$1,700
Net income	$23,515	$(2,398)	$21,117	$—	$21,117
Earnings per share attributable to continuing operations:
Basic	$0.78	$(0.08)	$0.70	$(0.06)	$0.64
Diluted	$0.77	$(0.08)	$0.69	$(0.06)	$0.64
Earnings per share attributable to discontinued operations:
Basic	$—	$—	$—	$0.06	$0.06
Diluted	$—	$—	$—	$0.06	$0.06

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Three Months Ended March 31, 2012

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected	Discontinued Operations Adjustment	As Recast
Net sales	$162,850	$(810)	$162,040	$(8,281)	$153,759
Operating income	$13,018	$(1,707)	$11,311	$(892)	$10,419
Income before taxes	$8,554	$(1,707)	$6,847	$(892)	$5,955
Net income attributable to continuing operations	$5,625	$(1,121)	$4,504	$(571)	$3,933
Net income attributable to discontinued operations, net of tax	$—	$—	$—	$571	$571
Net income	5,625	(1,121)	4,504	—	4,504
Earnings per share attributable to continuing operations:
Basic	$0.19	$(0.04)	$0.15	$(0.02)	$0.13
Diluted	$0.19	$(0.04)	$0.15	$(0.02)	$0.13
Earnings per share attributable to discontinued operations:
Basic	$—	$—	$—	$0.02	$0.02
Diluted	$—	$—	$—	$0.02	$0.02

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Three Months Ended June 30, 2012

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected	Discontinued Operations Adjustment	As Recast
Net sales	$190,277	$1,971	$192,248	$(7,968)	$184,280
Operating income	$11,934	$(1,026)	$10,908	$(717)	$10,191
Income before taxes	$8,328	$(1,026)	$7,302	$(717)	$6,585
Net income attributable to continuing operations	$5,163	$(644)	$4,519	$(453)	$4,066
Net income attributable to discontinued operations, net of tax	$—	$—	$—	$453	$453
Net income	5,163	(644)	4,519	—	4,519
Earnings per share attributable to continuing operations:
Basic	$0.17	$(0.02)	$0.15	$(0.01)	$0.13
Diluted	$0.17	$(0.02)	$0.15	$(0.01)	$0.13
Earnings per share attributable to discontinued operations:
Basic	$—	$—	$—	$0.01	$0.01
Diluted	$—	$—	$—	$0.01	$0.01

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Six Months Ended June 30, 2012

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected	Discontinued Operations Adjustment	As Recast
Net sales	$353,127	$1,161	$354,288	$(16,249)	$338,039
Operating income	$24,952	$(2,733)	$22,219	$(1,609)	$20,610
Income before taxes	$16,882	$(2,733)	$14,149	$(1,609)	$12,540
Net income attributable to continuing operations	$10,788	$(1,765)	$9,023	$(1,024)	$7,999
Net income attributable to discontinued operations, net of tax	$—	$—	$—	$1,024	$1,024
Net income	10,788	(1,765)	9,023	—	9,023
Earnings per share attributable to continuing operations:
Basic	$0.36	$(0.06)	$0.30	$(0.03)	$0.26
Diluted	$0.36	$(0.06)	$0.30	$(0.03)	$0.26
Earnings per share attributable to discontinued operations:
Basic	$—	$—	$—	$0.03	$0.03
Diluted	$—	$—	$—	$0.03	$0.03

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Three Months Ended September 30, 2012

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected	Discontinued Operations Adjustment	As Recast
Net sales	$189,075	$439	$189,514	$(7,228)	$182,286
Operating income	$12,884	$(3,250)	$9,634	$(578)	$9,056
Income before taxes	$8,226	$(3,250)	$4,976	$(594)	$4,382
Net income attributable to continuing operations	$5,625	$(2,201)	$3,424	$(389)	$3,035
Net income attributable to discontinued operations, net of tax	$—	$—	$—	$389	$389
Net income	5,625	(2,201)	3,424	—	3,424
Earnings per share attributable to continuing operations:
Basic	$0.19	$(0.07)	$0.11	$(0.01)	$0.10
Diluted	$0.19	$(0.07)	$0.11	$(0.01)	$0.10
Earnings per share attributable to discontinued operations:
Basic	$—	$—	$—	$0.01	$0.01
Diluted	$—	$—	$—	$0.01	$0.01

Condensed Consolidated Statement of Operations

RTI International Metals, Inc.

Nine Months Ended September 30, 2012

(Unaudited)

(in 000’s, except per share data)	As Reported	Revenue Recognition Adjustment	As Corrected	Discontinued Operations Adjustment	As Recast
Net sales	$542,202	$1,600	$543,802	$(23,477)	$520,325
Operating income	$37,836	$(5,983)	$31,853	$(2,187)	$29,666
Income before taxes	$25,108	$(5,983)	$19,125	$(2,203)	$16,922
Net income attributable to continuing operations	$16,413	$(3,966)	$12,447	$(1,413)	$11,034
Net income attributable to discontinued operations, net of tax	$—	$—	$—	$1,413	$1,413
Net income	$16,413	$(3,966)	$12,447	$—	$12,447
Earnings per share attributable to continuing operations:
Basic	$0.54	$(0.13)	$0.41	$(0.05)	$0.36
Diluted	$0.54	$(0.13)	$0.41	$(0.05)	$0.36
Earnings per share attributable to discontinued operations:
Basic	$—	$—	$—	$0.05	$0.05
Diluted	$—	$—	$—	$0.05	$0.05

Condensed Consolidated Balance Sheet

RTI International Metals, Inc.

As of March 31, 2013

(Unaudited)

(in 000’s)	Previously Reported	Restatement Adjustment	As Corrected
Inventories, net	$421,402	$(6,430)	$414,972
Cost in excess of billings	$—	$1,679	$1,679
Deferred income taxes	$28,962	$1,222	$30,184
Other current assets	$11,115	$634	$11,749
Total current assets	$648,540	$(2,895)	$645,645
Other noncurrent assets	$5,197	$2,870	$8,067
Total assets	$1,245,229	$(25)	$1,245,204
Unearned revenues	$24,991	$(1,151)	$23,840
Total current liabilities	$154,604	$(1,151)	$153,453
Unearned revenues	$9,922	$2,870	$12,792
Total liabilities	$487,676	$1,719	$489,395
Retained earnings	$329,236	$(1,744)	$327,492
Total shareholders’ equity	$757,553	$(1,744)	$755,809
Total liabilties and shareholders’ equity	$1,245,229	$(25)	$1,245,204

Condensed Consolidated Balance Sheet

RTI International Metals, Inc.

As of December 31, 2012

(Unaudited)

(in 000’s)	Previously Reported	Restatement Adjustment	As Corrected	Discontinued Operations Adjustment	Currently Reported
Receivables	$108,767	$—	$108,767	$(2,189)	$106,578
Inventories, net	$405,289	$(5,208)	$400,081	$(11,124)	$388,957
Cost in excess of billings	$—	$1,841	$1,841	$—	$1,841
Deferred income taxes	$28,899	$1,733	$30,632	$—	$30,632
Assets of discontinued operations	$—	$—	$—	$14,741	$14,741
Other current assets	$10,709	$561	$11,270	$—	$11,270
Total current assets	$650,854	$(1,073)	$649,781	$1,428	$651,209
Property, plant and equipment, net	$375,996	$—	$375,996	$(47)	$375,949
Goodwill	$137,251	$—	$137,251	$(1,381)	$135,870
Other noncurrent assets	$5,844	$3,022	$8,866	$—	$8,866
Total assets	$1,259,727	$1,949	$1,261,676	$—	$1,261,676
Accounts payable	$93,656	$—	$93,656	$(1,995)	$91,661
Accrued wages and other employment costs	$34,433	$—	$34,433	$(337)	$34,096
Unearned revenues	$26,164	$1,984	$28,148	$—	$28,148
Liabilties of discontinued operations	$—	$—	$—	$2,332	$2,332
Total current liabilities	$176,803	$1,984	$178,787	$—	$178,787
Unearned revenues	$9,991	$3,022	$13,013	$—	$13,013
Total liabilities	$514,158	$5,006	$519,164	$—	$519,164
Retained earnings	$323,581	$(3,057)	$320,524	$—	$320,524
Total shareholders’ equity	$745,569	$(3,057)	$742,512	$—	$742,512
Total liabilties and shareholders’ equity	$1,259,727	$1,949	$1,261,676	$—	$1,261,676

In addition to the foregoing financial information, the Company’s preliminary unaudited Condensed Consolidated Statement of Operations for the three and six months ended June 30, 2013 has been furnished pursuant to Item 2.02 above.

Management has also considered the effect on prior conclusions as to the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures. As a result of the revenue recognition error described above, as well as information that came to light as a result of a periodic review of PwC’s 2012 audit by the Public Company Accounting Oversight Board, the Company has determined that the following material weaknesses in its internal control over financial reporting existed as of December 31, 2012:

•	The Company did not design or maintain effective controls over the completeness, accuracy and timing of revenue and related cost recognition for customer contracts at certain businesses within its Engineered Products and Services segment. This material weakness resulted in the restatement of the Company’s Consolidated Financial Statements discussed above.

•	The Company did not maintain effective risk assessment controls to evaluate the financial reporting impacts that recent acquisitions and other related changes to the business could have on certain other internal control processes. This material weakness contributed to the following material weaknesses:

•	The Company did not maintain effectively designed controls over its acquisition accounting.

•	The Company did not design and maintain certain controls at its recently acquired Advanced Forming division.

•	The Company’s controls over the annual goodwill impairment analysis were not adequately designed.

These material weaknesses did not result in any material misstatements to the consolidated financial statements; however, these material weaknesses could result in a material misstatement to the annual or interim Consolidated Financial Statements that would not be prevented or detected.

Accordingly, in light of these material weaknesses, management has concluded that its internal control over financial reporting as of December 31, 2012 and its disclosure controls and procedures as of December 31, 2012 and March 31, 2013 were not effective.

The Company is in the process of instituting measures to address the above-described material weaknesses. A more detailed description will be included in the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2012.

As indicated herein, the Audit Committee and Company management have discussed the matters disclosed in this Item 4.02 with PwC, the Company’s independent registered public accounting firm.

Item 7.01    Regulation FD Disclosure.

In conjunction with the completion of the review discussed in this Current Report on Form 8-K, the Company is reaffirming its previously-issued full year 2013 guidance. The Company previously announced that it expects full year net sales to approach and possibly exceed $775 million, total mill product shipments to approach 16.5 million pounds, and operating income in the range of $65 million to $75 million. The Company currently expects operating income in the higher end of this range.

None of the information furnished under Item 7.01 in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly set forth by specific reference in such filings, none of the information furnished under Item 7.01 of this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES

LITIGATION REFORM ACT OF 1995

Statements in this filing relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. These risks and uncertainties include, but are not limited to, the impact of the correction of our revenue recognition accounting, global economic and political uncertainties, the concentration of our revenue within the commercial aerospace and defense industries, actual build-rates, production schedules and titanium content per aircraft for commercial and military aerospace programs, the successful completion and integration of completed acquisitions, military spending generally and in particular, demand from the Joint Strike Fighter program, the competitive nature of the markets for specialty metals, the ability of RTI to obtain adequate raw materials, loss of confidence relating to ineffective internal controls, the historic cyclicality of the titanium and commercial aerospace industries, the successful completion of RTI’s capital expansion projects, our ability to successfully integrate newly acquired businesses and other risks and uncertainties described and included in RTI’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012, and the exhibits attached thereto. Because such forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The information contained in this release is qualified by and should be read in conjunction with the statements and notes filed with the Securities and Exchange Commission on Forms 10-K and 10-Q, as may be amended from time to time. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. RTI undertakes no obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: September 19, 2013	By:	/s/ William T. Hull
Name: William T. Hull
Title: Senior Vice President & Chief Financial Officer